UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

       Pursuant to Sec. 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): September 26, 2005

                     MERRILL LYNCH MORTGAGE INVESTORS, INC
             (Exact name of registrant as specified in its charter)


           Delaware                333-121605-21              13-3416059
(State or other jurisdiction       (Commission               (IRS Employer
     of incorporation)             File Number)           Identification No.)

                                250 Vesey Street
                       4 World Financial Center 10th Floor
                               New York, NY 10080
                    (Address of principal executive offices)

      Registrant's telephone number, including area code : (212) 449-0357

                                       N/A
         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Terwin Mortgage Trust Asset-Backed Certificates, Series TNTS 2005-10HE pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2005 among Merrill Lynch Mortgage Investors, Inc., as Depositor, Terwin Advisors LLC, as Seller, Specialized Loan Servicing, LLC, as Servicer, JPMorgan Chase Bank, N.A. as Servicing Administrator,
Securities Administrator and Backup Servicer, and U.S. Bank National Association, as Trustee.

     On September 26, 2005 distributions were made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1.


Item 9.1 Financial Statements and Exhibits.

           (a) Not applicable

           (b) Not applicable

           (c) The following exhibit is filed as part of this report:

               Statement to Certificateholders on September 26, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                Terwin Mortgage Trust Asset-Backed Certificates,
                Series TNTS 2005-10HE

                        JPMorgan Chase Bank, N.A. as Servicing Administrator, Securities Administrator and Backup Servicer

                 By:    /s/  Pei Huang
                        --------------------------------------------
                Name:   Pei Huang
               Title:   Assistant Vice President

                Date:   September 28, 2005

                                 EXHIBIT INDEX

      Exhibit            Description

        99.1             Monthly Certificateholder Statement on
                         September 26, 2005

Exhibit 99.1
Monthly Certificateholder Statement on September 26, 2005

                              Terwin Mortgage Trust
                           Asset-Backed Certificates
                                Series 2005-10HE
                        Statement To Certificateholders
                                 September 26, 2005
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

-----------------------------------------------------------------------------------------------------------------------------------
                                  DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
              Original       Beginning                                                                                  Ending
                Face         Principal                                                        Realized   Deferred    Principal
Class          Value         Balance          Principal         Interest       Total          Losses     Interest     Balance
----------------------------------------------------------------------------------------------------------------------------------
A1A       125,909,000.00   118,133,895.32   8,574,479.79     397,061.15    8,971,540.94      0.00         0.00      109,559,415.53
A1B        69,596,000.00    69,596,000.00           0.00     243,199.36      243,199.36      0.00         0.00       69,596,000.00
A1C        14,695,000.00    14,695,000.00           0.00      52,395.84       52,395.84      0.00         0.00       14,695,000.00
M1         10,213,000.00    10,213,000.00           0.00      37,141.28       37,141.28      0.00         0.00       10,213,000.00
M2          9,247,000.00     9,247,000.00           0.00      33,957.04       33,957.04      0.00         0.00        9,247,000.00
M3          5,934,000.00     5,934,000.00           0.00      21,896.46       21,896.46      0.00         0.00        5,934,000.00
M4          4,830,000.00     4,830,000.00           0.00      18,337.90       18,337.90      0.00         0.00        4,830,000.00
M5          4,554,000.00     4,554,000.00           0.00      17,492.42       17,492.42      0.00         0.00        4,554,000.00
M6          4,140,000.00     4,140,000.00           0.00      16,049.40       16,049.40      0.00         0.00        4,140,000.00
B1          3,864,000.00     3,864,000.00           0.00      16,971.55       16,971.55      0.00         0.00        3,864,000.00
B2          3,312,000.00     3,312,000.00           0.00      14,753.12       14,753.12      0.00         0.00        3,312,000.00
B3          3,036,000.00     3,036,000.00           0.00      14,684.12       14,684.12      0.00         0.00        3,036,000.00
B4          2,070,000.00     2,070,000.00           0.00      13,139.90       13,139.90      0.00         0.00        2,070,000.00
B5          2,622,000.00     2,622,000.00           0.00      16,643.87       16,643.87      0.00         0.00        2,622,000.00
B6          5,520,000.00     5,520,000.00           0.00      28,750.00       28,750.00      0.00         0.00        5,520,000.00
B7          3,450,000.00     3,450,000.00           0.00      17,968.75       17,968.75      0.00         0.00        3,450,000.00
R                 100.00             0.00           0.00           0.00            0.00      0.00         0.00                0.00
TOTALS    272,992,100.00   265,216,895.32   8,574,479.79     960,442.16    9,534,921.95      0.00         0.00      256,642,415.53

ES                  0.00             0.00           0.00      44,710.23       44,710.23      0.00         0.00                0.00
X                   0.00             0.00           0.00     617,128.13      617,128.13      0.00         0.00                0.00
------------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------    ---------------------------
Factor Information Per $1,000 of Original Face                                                              Pass-through Rates
---------------------------------------------------------------------------------------------------    ---------------------------
                                                                                                                    Current
                         Beginning                                                      Ending             Class      Pass-thru
Class     Cusip         Principal          Principal       Interest       Total        Principal                   Rate (%)
-----------------------------------------------------------------------------------------------------    -------------------------
A1A      881561UX0       938.24822149    68.10061068     3.15355654    71.25416722      870.14761081       A1A        3.781250 %
A1B      881561UY8     1,000.00000000     0.00000000     3.49444451     3.49444451    1,000.00000000       A1B        3.931250 %
A1C      881561UZ5     1,000.00000000     0.00000000     3.56555563     3.56555563    1,000.00000000       A1C        4.011250 %
M1       881561VB7     1,000.00000000     0.00000000     3.63666699     3.63666699    1,000.00000000       M1         4.091250 %
M2       881561VC5     1,000.00000000     0.00000000     3.67222234     3.67222234    1,000.00000000       M2         4.131250 %
M3       881561VD3     1,000.00000000     0.00000000     3.69000000     3.69000000    1,000.00000000       M3         4.151250 %
M4       881561VE1     1,000.00000000     0.00000000     3.79666667     3.79666667    1,000.00000000       M4         4.271250 %
M5       881561VF8     1,000.00000000     0.00000000     3.84111111     3.84111111    1,000.00000000       M5         4.321250 %
M6       881561VG6     1,000.00000000     0.00000000     3.87666667     3.87666667    1,000.00000000       M6         4.361250 %
B1       881561VH4     1,000.00000000     0.00000000     4.39222308     4.39222308    1,000.00000000       B1         4.941250 %
B2       881561VJ0     1,000.00000000     0.00000000     4.45444444     4.45444444    1,000.00000000       B2         5.011250 %
B3       881561VK7     1,000.00000000     0.00000000     4.83666667     4.83666667    1,000.00000000       B3         5.441250 %
B4       881561VL5     1,000.00000000     0.00000000     6.34777778     6.34777778    1,000.00000000       B4         6.338572 %
B5       881561VM3     1,000.00000000     0.00000000     6.34777651     6.34777651    1,000.00000000       B5         6.338572 %
B6       881561VN1     1,000.00000000     0.00000000     5.20833333     5.20833333    1,000.00000000       B6         6.250000 %
B7       881561VP6     1,000.00000000     0.00000000     5.20833333     5.20833333    1,000.00000000       B7         6.250000 %
R        881561VU5         0.00000000     0.00000000     0.00000000     0.00000000        0.00000000       R          0.000000 %
TOTALS                   971.51857259    31.40925979     3.51820496    34.92746475      940.10931280
-----------------------------------------------------------------------------------------------------    --------------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                Patrick B. Okas
                 JPMorgan Chase Bank, N.A. - ITS - Global Debt
                              4 NYP, 6th Floor, ,
                            New York, New York 10004
                              Tel: (212) 623-4469
                              Fax: (212) 623-5858

           Principal Remittance Amount                                                              8,574,479.79

           Scheduled Principal Payments                                                               218,376.45

           Extra Principal Distribution Amount                                                              0.00

           Principal Prepayments                                                                    8,356,103.34
                                  Curtailments (Current)                                               11,444.16
                                  Curtailments (Cumulative)                                            22,614.47

           Repurchase Principal (Current)
                                  Balance of Mortgage Loans Repurchased                                     0.00
                                  Number of Mortgage Loans Repurchased                                      0.00

           Repurchase Principal (Cumulative)
                                  Balance of Mortgage Loans Repurchased                                     0.00
                                  Number of Mortgage Loans Repurchased                                      0.00

           Substitution Amounts                                                                             0.00

           Net Liquidation Proceeds                                                                         0.00

           Insurance Proceeds                                                                               0.00

           Other Principal                                                                                  0.00
           Gross Interest                                                                           1,610,553.85

           Prepayment Premiums (Current)
                                  Number of Loans with Respect to which Prepayment Premiums were Collected                  24.00
                                  Balance of Loans with Respect to which Prepayment Premiums were Collected          3,629,713.08
                                  Amount of Prepayment Premiums Collected                                               83,262.43

           Prepayment Premiums (Cumulative)
                                  Number of Loans with Respect to which Prepayment Premiums were Collected                  59.00
                                  Balance of Loans with Respect to which Prepayment Premiums were Collected          7,324,215.34
                                  Amount of Prepayment Premiums Collected                                              184,592.10

  Servicing Related Reporting Items

           Recoveries from Prior Loss Determinations (Current)                                                               0.00
           Recoveries from Prior Loss Determinations (Cumulative)                                                            0.00

           Reimbursement of Non-Recoverable Advances Previously Made (Current)                                               0.00
           Reimbursement of Non-Recoverable Advances Previously Made (Cumulative)                                            0.00

           Recovery of Reimbursements Previously Deemed Non-Recoverable (Current)                                            0.00
           Recovery of Reimbursements Previously Deemed Non-Recoverable (Cumulative)                                         0.00

           Servicing Fees                                                                                               67,064.77
           Securites Administration Fee                                                                                  1,117.75
           Credit Risk Manager Fees                                                                                      3,353.25
           Current Monthly Advances                                                                                           N/A
           Total Outstanding Advances                                                                                         N/A

           Initial Number of Loans Outstanding                                                                              2,462

           Initial Aggregate Loan Balance                                                                          276,035,204.92

           Beginning Number of Loans Outstanding                                                                            2,403

           Beginning Aggregate Loan Balance                                                                        268,260,000.24

           Ending Number of Loans Outstanding                                                                               2,341

           Ending Aggregate Loan Balance                                                                           259,685,520.45

           Delinquent Mortgage Loans

                                   Group Totals
                                                                            Principal
                                   Period                Number               Balance               Percentage
                                  0-29 days                     171           19,221,648.82                   7.40 %
                                  30-59 days                     36            3,037,518.17                   1.17 %
                                  60-89 days                     14            2,036,940.01                   0.78 %
                                  90-119 days                     2              369,957.68                   0.14 %
                                  120+days                        0                    0.00                   0.00 %
                                   Total                        223           24,666,064.68                   9.49 %

           Bankruptcies
                                  Group Totals
                                                        Principal
                                   Number               Balance               Percentage
                                             8              484,017.26                 0.19 %

           Number of Bankruptcies (Current)                                                                    5.00
           Balance of Bankruptcies (Current)                                                             270,887.90

           Number of Bankruptcies delinquent 30 to 59 days                                                     2.00
           Balance of Bankruptcies delinquent 30 to 59 days                                              139,663.00

           Number of Bankruptcies delinquent 60 to 89 days                                                     1.00
           Balance of Bankruptcies delinquent 60 to 89 days                                               73,466.36

           Number of Bankruptcies delinquent 90 to 119 days                                                    0.00
           Balance of Bankruptcies delinquent 90 to 119 days                                                   0.00

           Number of Bankruptcies delinquent 120+ days                                                         0.00
           Balance of Bankruptcies delinquent 120+ days                                                        0.00
           Foreclosures
                                  Group Totals
                                                        Principal
                                   Number               Balance               Percentage
                                             0                    0.00                 0.00 %
           Number of Foreclosures (Current)                                                                     0.00
           Balance of Foreclosures (Current)                                                                    0.00

           Number of Foreclosures 30 to 59 days                                                                 0.00
           Balance of Foreclosures 30 to 59 days                                                                0.00


           Number of Foreclosures 60 to 89 days                                                                 0.00
           Balance of Foreclosures 60 to 89 days                                                                0.00

           Number of Foreclosures 90 to 119 days                                                                0.00
           Balance of Foreclosures 90 to 119 days                                                               0.00

           Number of Foreclosures 120+ days                                                                     0.00
           Balance of Foreclosures 120+ days                                                                    0.00

           REO Properties
                                  Group Totals
                                                        Principal
                                   Number               Balance               Percentage
                                             0                    0.00                 0.00 %

           Number of REO Properties (Current)                                                                   0.00
           Balance of REO Properties (Current)                                                                  0.00

           Number of REO Properties 30 to 59 days                                                               0.00
           Balance of REO Properties 30 to 59 days                                                              0.00

           Number of REO Properties 60 to 89 days                                                               0.00
           Balance of REO Properties 60 to 89 days                                                              0.00

           Number of REO Properties 90 to 119 days                                                              0.00
           Balance of REO Properties 90 to 119 days                                                             0.00

           Number of REO Properties 120+ days                                                                   0.00
           Balance of REO Properties 120+ days                                                                  0.00

           Book Value of REO Properties                                                                         0.00

           Subsequent Recoveries                                                                                0.00
           Subsequent Losses                                                                                    0.00

           Current Realized Losses                                                                              0.00
           Cumulative Realized Losses                                                                           0.00

           Gross Weighted Average Coupon                                                                    7.2044 %

           Net Weighted Average Coupon                                                                      6.6844 %

           Weighted Average Remaining Term (Prior Month)                                                         349
           Weighted Average Remaining Term (Current Month)                                                       348

  Trigger Event Occurrence                                                                                        NO
           Does Rolling 3 Mo Delinq Rate equal or exceed 33.50% of Required Pct?                                  NO
           Rolling 3 Month Delinquency Rate                                                                 0.6631 %
           40.25% of Required Pct (Effective After Stepdown Date)                                          18.2605 %

           Do Cumm Realized Loss as a % of Orig Agg Loan Balance exceed Required Loss Pct?                        NO
           Cumulative Realized Losses as % of Orig Agg Loan Balance                                         0.0000 %
           Required Loss Percentage (Effective August 2008)                                                 3.2500 %

  O/C Reporting
           Minimum Required Overcollateralization Amount                                                1,380,176.02
                                  Percentage of Initial Aggregate Loan Balance                                0.50 %
           Targeted Overcollateralization Amount                                                        3,036,387.25
                                  Percentage of Initial Aggregate Loan Balance                                1.10 %
           Ending Overcollateralization Amount                                                          3,043,104.92
                                  Percentage of Initial Aggregate Loan Balance                                1.10 %
           Ending Overcollateralization Deficiency                                                              0.00
           Monthly Excess Interest                                                                        537,213.40
           Net Excess Spread                                                                                  2.25 %
           Payment to Class X                                                                             617,128.13

           Cap Contract Account - Beginning Notional Balance                                          269,764,770.00
           Deposits                                                                                             0.00
           Withdrawals                                                                                          0.00

           Total Current Floating Rate Certificate Carryover (Including Prior Outstanding)                  3,347.70
           Class A-1A                                                                                           0.00
           Class A-1B                                                                                           0.00
           Class A-1C                                                                                           0.00
           Class M-1                                                                                            0.00
           Class M-2                                                                                            0.00
           Class M-3                                                                                            0.00
           Class M-4                                                                                            0.00
           Class M-5                                                                                            0.00
           Class M-6                                                                                            0.00
           Class B-1                                                                                            0.00
           Class B-2                                                                                            0.00
           Class B-3                                                                                            0.00
           Class B-4                                                                                        1,476.93
           Class B-5                                                                                        1,870.78
           Class B-6                                                                                            0.00
           Class B-7                                                                                            0.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.


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